SCHEDULE 14A INFORMATION

              Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934
                               (Amendment No.    )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

   [ ]     Preliminary Proxy Statement

   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

   [X]     Definitive Proxy Statement

   [ ]     Definitive Additional Materials

   [ ]     Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                            First  Busey  Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment  of  Filing  Fee  (Check  the  appropriate  box):

   [X]     No  fee  required.

   [ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
           0-11.

     1)    Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------------
     2)    Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------------
     4)    Proposed maximum aggregate value of transaction:

           ---------------------------------------------------------------------
     5)    Total fee paid:

           ---------------------------------------------------------------------

   [ ]     Fee  paid  previously  with  preliminary  materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)    Amount Previously Paid:

           --------------------------------------------------------
     2)    Form, Schedule or Registration Statement No.:

           --------------------------------------------------------
     3)    Filing Party:

           --------------------------------------------------------
     4)    Date Filed:

           --------------------------------------------------------

        FIRST BUSEY CORPORATION
[LOGO]  201 W. Main, Urbana, IL 61801
        217/365-4556


                                   March 23, 1998


Dear Stockholder:


     The Annual Meeting of Stockholders of First Busey Corporation (the "Company") will be held on Monday, April 27, 1998 at the Krannert Center for the Performing Arts, 500 S. Goodwin Avenue, Urbana, Illinois. The Annual Meeting
will  begin  at  7:00  p.m.    At  this  Annual  Meeting  you  will  be  asked:


1. To elect fourteen (14) directors of the Company to serve until the next Annual Meeting of Stockholders.

2. To ratify the appointment of McGladrey & Pullen, LLP as the Company's independent auditors for the fiscal year ending December 31, 1998.

3. To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.


     Each of the proposals is more fully described in the accompanying Proxy Statement which I urge you to read carefully. The Board of Directors has unanimously approved and recommends a vote "FOR" each of the proposals.

     It  is  important  that  your  shares be represented at the Annual Meeting.
Whether or not you attend personally, I urge you to sign, date and return the enclosed proxy at your earliest convenience.

                                        Kindest regards,




                                        Douglas C. Mills
                                        Chairman of the Board


                PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY

        FIRST BUSEY CORPORATION
[LOGO]  201 W. Main, Urbana, IL 61801
        217/365-4556


                  NOTICE OF 1998 ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held April 27, 1998


To the Stockholders of
First Busey Corporation:


     Notice is hereby given that the Annual Meeting of Stockholders of First Busey Corporation (the "Company"), a Nevada corporation, will be held at the Krannert Center for the Performing Arts, 500 S. Goodwin Avenue, Urbana, Illinois, on Monday, April 27, 1998 at 7:00 p.m. for the following purposes:

1. To elect fourteen (14) directors of the Company to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified.

2. To ratify the appointment of McGladrey & Pullen, LLP as the Company's independent auditors for the fiscal year ending December 31, 1998.

3. To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

     Only stockholders of record at the close of business on March 6, 1998 shall be entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Even if you plan to attend the Annual Meeting in person,  please  sign,  date  and  return  your  proxy in the enclosed envelope.


                                        By order of the Board of Directors,




                                        Barbara J. Kuhl
                                        Executive Vice President,
                                        Corporate Secretary and Treasurer


Urbana, Illinois
March 23, 1998

        FIRST BUSEY CORPORATION
[LOGO]  201 W. Main, Urbana, IL 61801
        217/365-4556



                                 PROXY STATEMENT



GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of First Busey Corporation (the "Company" or "First Busey"), a Nevada corporation, for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Krannert Center for the Performing Arts, 500 S. Goodwin Avenue, Urbana, Illinois, on Monday, April 27, 1998, at 7:00 p.m., or any postponement or adjournment thereof. The Board has fixed the close of business on March 6, 1998, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. On the record date, the Company had outstanding and entitled to vote 6,895,174 shares of Class A Common Stock, without par value ("Class A Common Stock"). The Company's Form 10-K Annual Report, which includes audited financial statements for the year ended December 31, 1997, accompanies this Proxy Statement.

     The Company's principal executive offices are located at 201 W. Main Street, Urbana, Illinois 61801. The approximate date on which the Proxy Statement and the accompanying proxy are first being sent to stockholders is March 23, 1998.

VOTING

     General. Shares of Class A Common Stock represented by properly executed proxies received by the Company will be voted at the Annual Meeting in accordance with instructions thereon. If there are no such instructions, the shares will be voted "FOR" (i) the election of the nominees for directors named in this Proxy Statement and (ii) the ratification of the appointment of McGladrey & Pullen, LLP as the Company's independent auditors for the fiscal year ending December 31, 1998 (the "Ratification of Auditors Proposal") (collectively, the "Proposals"). Properly executed proxies received by the Company will also be voted at the Annual Meeting in accordance with the Board's recommendations on any other matters which may come before the Annual Meeting.

     In order to be elected a director, a nominee must receive a plurality of the votes cast at the meeting for the election of directors. Because the fourteen nominees receiving the largest number of affirmative votes will be elected, shares represented by proxies which are marked "withhold authority" or "abstain" will have no effect on the outcome of the election. The Ratification of Auditors Proposal requires the affirmative vote of at least a majority of the votes cast at the Annual Meeting on such matters. Shares represented by proxies which are marked "abstain" as to such matter will be counted as votes cast, which will have the same effect as a negative vote on such matter.

     Proxies relating to "street name" shares which are not voted by brokers on one matter will be treated as shares present for purposes of determining the presence of a quorum but will not be treated as votes cast as to such matter not voted upon.

     Directors and Executive Officers. All of the directors and executive officers of the Company have advised the Company that they will vote their shares of Company Common Stock "FOR" the Proposals. As of March 6, 1998, these individuals beneficially owned an aggregate of 2,053,901 shares of Company's Class A, or approximately 30% of the Company Common Stock outstanding and entitled to vote at the Annual Meeting. See "Election of Directors - Common Stock Ownership of Certain Beneficial Owners and Management."

REVOCABILITY OF PROXIES

     Stockholders may revoke their proxy by a later proxy or by giving notice of such revocation to the Company in writing or at the Annual Meeting before such proxy is voted. Attendance at the Annual Meeting will not in and of itself constitute the revocation of a proxy.

SOLICITATION

     The cost of solicitation of proxies will be paid by the Company. In addition to solicitation by mail, officers, directors and regular employees of the Company may solicit proxies by telephone, telefax or in person without additional compensation. Brokerage houses, bank nominees, fiduciaries and other custodians will be requested to forward soliciting material to the beneficial owners of shares held of record by them and will be reimbursed for their reasonable expenses.

                              ELECTION OF DIRECTORS

                                  (PROPOSAL ONE)

     The fourteen nominees named below have been recommended for election as directors for a term of one year or until their successors have been duly elected and qualified. All nominees are current members of the Company's Board. John W. Pollard retired from the Board effective December 31, 1997. Judith L. Ikenberry and Benjamin J. Snyder have announced their intentions to retire from the Board of Directors effective as of the date of the Annual Meeting. The Company acknowledges their years of service and dedication to the Busey organization and expresses appreciation for their significant contributions.

John W. Pollard (66) had been a director of First Busey Corporation since 1993. Dr. Pollard has been associated with Carle Clinic since 1963, most recently serving as Vice President of Medical Services of Carle Foundation Hospital, a position from which he retired in 1997. Judith L. Ikenberry (62) has been a director of First Busey Corporation since 1996 and Busey Bank since 1985. Mrs. Ikenberry is active in numerous charitable organizations. Benjamin J. Snyder
(66) has served on the Board of First Busey Corporation since 1996 and, prior to that, served on the Board of Busey Bank McLean County since 1994. Mr. Snyder has been a real estate agent in the Bloomington-Normal area since 1971.

     It is intended that the proxies received in response to this solicitation will be voted for the election of the fourteen persons so nominated, unless otherwise specified. If, for any reason, any nominee shall become unavailable for election or shall decline to serve, persons named in the proxy may exercise discretionary authority to vote for a substitute proposed by the Board. No circumstances are presently known which would render a nominee named herein unavailable.

     Set forth below is certain biographical information concerning each nominee for director including principal occupation and age as of March 6, 1998, the record date for the Annual Meeting. Unless otherwise noted, each nominee for director has been employed in their principal occupation with the same organization or other responsible position with the same organization for at least the last five years.

JOSEPH M. AMBROSE
Director since:  1993
Age:  40
Mr. Ambrose is a lawyer with the firm Hinshaw & Culbertson, Bloomington, Illinois. Mr. Ambrose has been associated with this firm since September of 1994. Prior to that, Mr. Ambrose was a lawyer with the firm Saint & Ambrose, P.C., Bloomington, Illinois. Mr. Ambrose previously served as a director of Busey Bank of McLean County from 1984 to 1996.

SAMUEL P. BANKS
Director since:  1996
Age:  43
Mr. Banks is Executive Director of Cunningham Children's Home, Urbana, Illinois. Mr. Banks has been associated with Cunningham Children's Home since 1982. Mr. Banks has served on the Board of Directors of Busey Bank since 1994.

T. O. DAWSON
Director since:  1995
Age:  57
Mr. Dawson is a partner in the firm of Insurance Risk Managers, Ltd., Champaign,
Illinois.    Mr. Dawson has served on the Board of Directors of Busey Bank since
1988.

VICTOR F. FELDMAN
Director  since:  1996
Age:  62
Dr. Feldman is an Ophthalmologist at Christie Clinic, Champaign, Illinois. Dr. Feldman has been associated with Christie Clinic since 1967. Dr. Feldman has served on the Board of Directors of Busey Bank since 1985.

KENNETH M. HENDREN
Director since:  1996
Age:  51
Mr.  Hendren  is  a  self-employed  farmer  in  LeRoy,  Illinois.    Mr. Hendren
previously served on the Board of Directors of Busey Bank of McLean County from 1994 to 1996.

E. PHILLIPS KNOX
Director since:  1980
Age:  51
Mr. Knox is a lawyer with the firm Tummelson, Bryan and Knox, Urbana, Illinois. He also serves in a consulting capacity for First Busey Corporation and Busey Bank. Mr. Knox has served on the Board of Directors of Busey Bank since 1972.

P. DAVID KUHL
Director since:  1996
Age:  48
Mr. Kuhl is President and Chief Executive Officer of Busey Bank, a position he assumed in June of 1991. Prior to that, Mr. Kuhl served in various management capacities since joining Busey Bank in 1979. Mr. Kuhl has served on the Board of Directors of Busey Bank since 1991.

V. B. LEISTER, JR.
Director since:  1996
Age:  52
Mr. Leister is President of Carter's Moving & Storage, Inc., and Vice President & Treasurer of Carter's Furniture Inc., Urbana, Illinois. Mr. Leister has served on the Board of Directors of Busey Bank since 1992.

DOUGLAS C. MILLS
Director since:  1980
Age:  57
Mr. Mills has served as Chairman of the Board and Chief Executive Officer of First Busey Corporation since its incorporation and, effective December 21, 1993, he assumed the role of President. He has been associated with Busey Bank since 1971 when he assumed the position of Chairman of the Board.

LINDA M. MILLS
Director since:  1996
Age:  57
Mrs. Mills is President and Chief Executive Officer of Busey Carter Travel, Champaign, Illinois. Mrs. Mills has served on the Board of Directors of Busey Bank since 1991.

ROBERT C. PARKER
Director since:  1996
Age:  45
Dr. Parker is a Physician and Chief Executive Officer of Carle Clinic Association, Urbana, Illinois as well as President of Health Alliance Medical Plans, Urbana, Illinois. Dr. Parker has been associated with Carle Clinic Association since 1982. Dr. Parker has served on the Board of Directors of
Busey  Bank  since  1995.

DAVID C. THIES
Director since:  1996
Age:  42
Mr.  Thies  is  an  attorney  with the law firm of Webber & Thies, P.C., Urbana,
Illinois.    Mr.  Thies  has
served  on  the  Board  of  Directors  of  Busey  Bank  since  1986.

EDWIN A. SCHARLAU II
Director since:  1984
Age:  53
Mr. Scharlau is Chairman of the Board of First Busey Trust & Investment Co. and First Busey Securities, Inc., positions he assumed in June of 1994. Mr. Scharlau continues to serve as Chairman of the Board of Busey Bank, a position he has held since July of 1991. Prior to that, Mr. Scharlau served as President of Busey Bank since 1975. Mr. Scharlau began his association with Busey Bank in 1964.

ARTHUR R. WYATT
Director since:  1995
Age:  70
Mr. Wyatt is currently a Professor of Accounting at the University of Illinois. Prior to that, he was a Partner at Arthur Andersen, LLP, Chicago, Illinois from 1966 to 1992. He also served as a member of the Financial Accounting Standards Board from 1985 to 1987. Mr. Wyatt has served on the Board of Directors of First Busey Corporation since 1995.

During 1997, the Board of Directors of First Busey held 12 meetings. All directors attended at least 75% of the meetings of the Board and the committees on which they served during 1997.

     The Board of Directors of First Busey has established the following committees, among others, to assist in the discharge of its responsibilities.

     The Audit Committee met four times in 1997. Members of the 1997 Audit Committee were Mr. Wyatt (chairman), Mr. Ambrose, Mr. Thies, and Mr. Hendren. The principal functions of the Audit Committee are to review periodic internal reports, arrange for the annual external audit of First Busey, and to make a written report of such examination to the full Board of Directors.

     The Compensation Committee met three times in 1997. Members of the 1997 Compensation Committee were Dr. Pollard (chairman) and Mrs. Ikenberry.

     First Busey does not have a formal nominating committee. The Board of Directors, as a whole, performs the function of nominating persons for the Board.

     Each non-employee director of First Busey receives $500 for each meeting held. In connection with any special Board of Directors' meeting, each non-employee director who attends receives $500 per meeting. Mr. Knox, who serves on First Busey's Board of Directors, a number of First Busey's subsidiaries' boards of directors and provides certain consulting services to the Company and its subsidiaries, receives an annual fee of $12,000 in lieu of any other fees payable to non-employee directors of the Company and its subsidiaries. See "Certain Relationships and Related Transactions." Directors who are also employees of First Busey or any of its subsidiaries receive no additional compensation for attending Board of Directors' meetings. Certain of the Directors have elected to defer their directors' fees pursuant to First Busey's Director Deferred Compensation Plan. The accounts containing such deferred amounts of Mr. Banks, Mr. Dawson, Dr. Feldman, Mr. Hendren, Mrs. Ikenberry, Mr. Knox, Mr. Leister, Mrs. Mills, Dr. Pollard, Mr. Snyder and Mr. Wyatt were credited in 1997 with "above-market" interest of $1,074, $1,383, $1,384, $333, $1,534, $3,905, $1,639, $1,636, $1,613, $334, and $815,
respectively.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Class A Common Stock as of March 6, 1998 by all directors and director nominees, by each person who is known by First Busey to be the beneficial owner of more than 5% of the outstanding Class A Common Stock, by each executive officer named in the Summary Compensation Table and by all directors and executive officers as a group.

     The number of shares beneficially owned by each director, director nominee, 5% stockholder or executive officer is determined under rules of the Securities and Exchange Commission (the "Commission"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of March 6, 1998 through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table. In certain instances, the number of shares listed includes, in addition to shares owned directly, shares held by the spouse or children of the person, or by a trust of which the person is a trustee or in which the person may have a beneficial interest. In some cases, the person has disclaimed beneficial  interest  in  certain  of  these  shares.

                                                          Number of Shares of Class A
Name and Address of                                              Common Stock
Beneficial Owner                                              Beneficially Owned
------------------------------------------------         -----------------------------
                                                                        Percent of
                                                          Shares    Total Outstanding
                                                         ---------  ------------------
Douglas C. Mills (1)                                       782,378              11.35%
201 E. Main Street
Urbana, Illinois 61801

First Busey Trust & Investment Co. (2) 102                 707,733              10.26%
E. Main Street
Urbana, Illinois 61801

Linda M. Mills (3)                                         594,100               8.62%
2123 Seaton Court
Champaign, Illinois 61820

Martin A. Klingel Estate(4)                                388,501               5.63%
Joseph M. Ambrose                                           16,185                .24%
Samuel P. Banks                                              1,500                .02%
T. O. Dawson                                                43,723                .63%
Victor F. Feldman                                           33,272                .48%
Kenneth M. Hendren                                          90,744               1.32%
Judith L. Ikenberry                                         15,413                .22%
E. Phillips Knox                                           122,955               1.78%
P. David Kuhl(5)                                            68,524                .99%
V. B. Leister, Jr.                                          10,124                .15%
Robert C. Parker                                             2,950                .04%
John W. Pollard, M.D.                                       47,038                .68%
Edwin A. Scharlau II (6)                                   183,016               2.65%
Benjamin G. Snyder                                           1,500                .02%
David C. Thies                                               1,350                .02%
Arthur R. Wyatt                                             39,129                .57%

Total                                                    2,442,402              35.26%

All directors and executive officers as a group
(17 persons)                                             2,053,901              29.66%

(1)  The number of shares listed does not include 594,100 shares of Class A
     Common Stock beneficially owned by Linda M. Mills, Mr. Mills' spouse.
(2)  Bubank Co. and Urban & Co., each of which is a partnership (the registered nominees for First Busey Trust & Investment Co.), hold these shares in various fiduciary capacities.  Of  these shares,
     267,520 are beneficially owned by First Busey's Profit Sharing and 401(k) Stock
     Fund and 440,213 are beneficially owned by First Busey's Stock Ownership Plan.
     There are also 225,855 shares registered  under these nominees for which First
     Busey Trust & Investment Co. does not have sole voting or investment power nor are they included in the number of shares listed.
(3)  The number of shares listed does not include 782,378 shares of Class A
     Common Stock beneficially owned by Douglas C. Mills, Mrs. Mills' spouse.
(4)  Douglas C. Mills and Allen B. Klingel, Jr. are co-executors of the
     Martin A. Klingel Estate and share voting and dispositive power of these shares.
(5)  The number of shares listed includes options to purchase 11,250 shares of Class A Common Stock which are currently exercisable.
(6)  The number of shares listed includes options to purchase 19,500 shares of Class A Common Stock which are currently exercisable.

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock to file with the Commission initial reports of Ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. The Company believes that during the fiscal year ended December 31, 1997, its executive officers, directors and holders of more than 10% of the Company's Common Stock complied with all Section 16(a) filing requirements except for Director Knox who was delinquent in the filing of one Form 4 during 1997 and Director Ambrose who was delinquent in filing Form 5 for 1997. Reports describing such transactions were subsequently filed. In making these statements, the Company has relied upon the written representations of its directors and executive officers.

COMPENSATION OF EXECUTIVE OFFICERS

     The following table discloses compensation received by the Company's Chief Executive Officer and the other executive officers of the Company for the three fiscal years ending December 31, 1997.

                                           SUMMARY COMPENSATION TABLE

                                                              LONG TERM COMPENSATION
                                                        ----------------------------------
                                  ANNUAL COMPENSATION                 AWARDS
                                  --------------------  ----------------------------------
                                                                             Securities
Name and                                                Restricted Stock     Underlying          All Other
Principal Position          Year  Salary ($)  Bonus($)   Awards ($) (1)    Options/SARS(#)  Compensation($) (2)
--------------------------  ----  ----------  --------  -----------------  ---------------  -------------------
Douglas C. Mills            1997     155,000   100,000              5,500           33,000               77,330
Chairman of the Board and   1996     150,000   112,500              4,450                -               68,422
Chief Executive Officer     1995     150,000    96,800                  -           15,000               53,038

Edwin A. Scharlau II        1997     155,000    44,950              5,500            6,000               20,144
Chairman of the Board of    1996     150,000    45,000              4,450                -               16,524
First Busey Trust &         1995     150,000    36,784                  -           11,250               12,230
Investment Co.

P. David Kuhl               1997     147,000    42,630              5,500            5,000               16,113
President and Chief         1996     140,000    42,000              4,450                -               10,980
Executive Officer of Busey  1995     135,000    35,816                  -           11,250                9,106

(1)  At December 31, 1997, Mr. Mills, Mr. Scharlau and Mr. Kuhl each held 200 shares of restricted stock having a value of $5,500 based upon a $27.50 share "Bid" price of Company Class A Common Stock as quoted on the
     OTC Bulletin Board on December 31, 1997.  The shares of restricted stock awarded to the executive officers are subject to the restriction that the Company must achieve a specified net income per share for the years ended
     December 31, 1997 through December 31, 2000.  Should the Company achieve this specified net income per share annually, the restrictions on fifty shares of restricted stock applicable for that specific year will lapse and the shares will be awarded to the executive officers.  Dividends are paid on all shares of restricted stock to the same extent as any other shares of the Company's Class A Common Stock.

(2)  The amounts disclosed in this column for 1997 include:
     (a)  Company contributions of $9,052, $9,052, and $9,052 in 1997 under First Busey's Profit Sharing Plan and
          Retirement Trust, a defined contribution plan, on behalf of Mr. Mills, Mr. Scharlau and Mr. Kuhl, respectively.
     (b)  Discretionary company contributions of $3,436, $3,436 and $3,436, under First Busey's Employee Stock
          Ownership Plan, a defined contribution plan, on behalf of Mr. Mills, Mr. Scharlau and Mr. Kuhl, respectively.
     (c)  $37,339 in 1997 represents the compensation value of a split-dollar life insurance policy of Mr. and
          Mrs. Mills.  The Company will be reimbursed for all premiums paid on the policy, without interest, from the proceeds of the policy.  Split-dollar life insurance policies were acquired on Mr. Scharlau and Mr. Kuhl during
          1994.  $568 and $554, respectively, represent the compensation value of these policies to Mr. Scharlau and Mr.
          Kuhl.
     (d)  Company "above-market" interest payments of $27,503, $7,088 and $3,071 under First Busey's Executive
          Deferred Compensation Plan on behalf of Mr. Mills, Mr. Scharlau and Mr. Kuhl, respectively.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                    Potential Realizable Value at
                                                                        Assumed Annual Rates
                                                                    of Stock Price Appreciation
                                    Individual Grants                      for Option Term
                      -------------------------------------------  ------------------------------
                        Number of
                       Securities         % of
                       Underlying    Total Options
                      Options/SARs     Granted to    Exercise or
                         Granted      Employees in    Base Price   Expiration
Name                       (#)        Fiscal Year     ($/Share)       Date      5%($)     10%($)
--------------------  -------------  --------------  ------------  ----------  --------  --------
Douglas C. Mills            8,000(1)            34%         24.25    12/31/03   100,821   195,743
                           25,000(2)                        27.50    12/31/01   148,161   319,069
Edwin A. Scharlau II        5,000(1)             6%         24.25    12/31/03    63,014   122,340
                            1,000(3)                        27.50    12/31/99     2,819     5,775
P. David Kuhl               5,000(1)             5%         24.25    12/31/03    63,013   122,340

(1)  The options become fully exercisable on January 1, 2002.  No portion is exercisable before that date.
(2)  The options become fully exercisable on January 1, 2001.  No portion is exercisable before that date.
(3)  The options become fully exercisable on January 1, 1999.  No portion is exercisable before that date.


AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTIONS/SAR VALUES

     The following table provides information on option exercises in fiscal 1997 by the named executive officers and the value of such officers' unexercised options at December 31, 1997.

                                                     Number of Securities
                                                    Underlying Unexercised    Value of Unexercised In-the-
                                                       Options/SARs at          Money Options SARs at
                                                     December 31, 1997(#)      December 31, 1997($) (1)
                                                  --------------------------  ----------------------------
                         Shares
                      Acquired on      Value
Name                  Exercise (#)  Realized ($)  Exercisable  Unexercisable  Exercisable  Unexercisable
                      ------------  ------------  -----------  -------------  -----------  -------------
Douglas C. Mills            33,750       412,200            0         49,500            0        192,500
Edwin A. Scharlau II             0             0       18,000         18,750      341,258        145,250
P. David Kuhl                9,000       110,250        9,000       25,000(2)     156,510        205,000

(1)  Based on the "Bid" price of Company Class A Common Stock as quoted on the OTC Bulletin Board  on
     December 31, 1997 ($27.50).   The numbers shown reflect the value of options accumulated over a five-year period.
(2)  Includes 7,250 shares held by Barbara J. Kuhl, Mr. Kuhl's spouse.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the "Committee") administers the Company's executive compensation program. After consideration of the Committee's recommendations, the full Board of Directors reviews and approves all compensation, both monetary and stock-based, to all executive officers.

     In the past, there have been three main components to the executive officers' compensation package: salary, bonus and stock awards. It is the intention of the Committee that compensation be set in such a manner as to be competitive to attract, retain and motivate its management team. The Committee also believes that stock ownership by its executive officers assists in aligning the executive officers' interests with those of the Company's stockholders. In January of 1997, the Compensation

Committee recommended and the Board of Directors approved the Management and Associate Dividend Program (the "MAD program"). Under the MAD program, the Board of Directors set four targeted levels for "earnings per share" for the Company for 1997. These levels were, $1.45, $1.46, $1.47 and $1.48. Based on the level of achievement of earnings per share, the officer or associate would receive a dividend of a predetermined percentage of their salary. The goal of the MAD program is to heighten awareness of the Company's earnings per share goal while emphasizing the impact of the team concept throughout the organization. The term "dividend" was used to indicate that this award was granted at the discretion of the Board of Directors and would be based annually on the achievement of earnings per share, similar to the dividend paid to the Company's stockholders. Under this program, the Board hopes to further enhance the alignment of the staff's efforts with those of the Company's stockholders.

     In September of 1996, the Board of Directors approved the award of 200 shares of Restricted Stock to 44 officers, all of whom are presently at the Senior Vice President level or above (the "Officers"). These shares carry restrictions which are tied to the earnings per share targets for the years 1997, 1998, 1999 and 2000. Should the Company achieve the specified earnings per share target, the restriction on 50 shares annually will lapse and the shares will be allocated to the Officers. Based on the achievement of the 1997 earnings per share target, 50 shares were allocated to the Officers in January of 1998.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     Base Salary/ MAD Program. Mr. Mills' 1997 base salary was $155,000, representing a 3.3% increase from his base salary for 1996. The Committee determined that under the MAD program, if the level of earnings per share set by the Board was achieved, $1.45, $1.46, $1.47 or $1.48, Mr. Mills' dividend would be either 50%, 55%, 60% or 65% , respectively, of his salary. The minimum earnings per share target would have awarded Mr. Mills a dividend of $77,500 with the highest level awarding Mr. Mills a dividend of $100,750. Although Mr. Mills' 1997 base salary was less than the base salary of the chief executive officers of the Company's peers, Mr. Mills' total cash compensation would be comparable with such chief executive officers if the Company achieved its maximum level of earnings per share and Mr. Mills received his maximum dividend under the MAD program. Based on the Company's achievement of earnings per share of $1.48, Mr. Mills received a dividend in the amount of $100,000.

Restricted Stock. During 1996, Mr. Mills was awarded 200 shares of restricted stock tied to the performance of the Company as of December 31, 1997, 1998, 1999 and 2000. Because the earnings per share target for 1997 was achieved, the restrictions on 50 shares were lifted in January 1998.

Stock Options. The granting of stock options by the Committee is designed to retain and motivate the management team as well as align executive officers' financial interests with stockholder value. The number of stock options granted to an executive officer and other officers is determined by top management and approved by the Board. Grants of stock options are intended to recognize different levels of contribution to the achievement of the Company's annual corporate goals as well as different levels of responsibility and experience. All stock options are granted with an exercise price equal to the fair market value of Class A Common Stock on the date of grant. In August of 1997, stock options representing 69,700 shares were granted to officers of the Company. Mr. Mills received a stock option for 8,000 shares. In December of 1997, in an effort to further align Mr. Mills' compensation package with stockholder value and keep it in line with other chief executive officers in the Company's peer group, Mr. Mills was awarded a 25,000 share stock option.

                                        COMPENSATION COMMITTEE



                                        John W. Pollard, M.D. (Chairman)
                                        Judith L. Ikenberry

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the preceding report and the Performance Table included below shall not be incorporated by reference into any such filings.

                               COMPANY PERFORMANCE

     The following table compares the Company's performance, as measured by the change in price of its Class A Common Stock plus reinvested dividends, with the CRSP Nasdaq Total Return Index- United States ("Nasdaq Total Return Index--U.S.") and the SNL-Midwestern Banks Index (the "Custom Peer Group") for the five years ended December 31, 1997.



                             FIRST BUSEY CORPORATION
                             Stock Price Performance



















                                               PERIOD ENDING
                         ----------------------------------------------------------
INDEX                    12/31/92  12/31/93  12/31/94  12/31/95  12/31/96  12/31/97
-----------------------------------------------------------------------------------
First Busey Corporation    100.00    138.22    161.41    185.98    237.53    302.08
NASDAQ - Total US          100.00    114.80    112.21    158.70    195.19    239.53
SNL Midwest Bank Index     100.00    104.48    100.99    149.23    203.02    329.16



     The Banks in the Custom Peer Group (SNL-Midwestern Banks) represent all publicly traded banks, thrifts or financial service companies located in Iowa, Illinois, Indiana, Kansas, Kentucky, Michigan, Minnesota, Missouri, North Dakota, Nebraska, Ohio, South Dakota and Wisconsin.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER  PARTICIPATION

     None.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Busey  Bank  has  had,  and  may be expected to have in the future, banking transactions in the ordinary course of business with directors, executive officers and holders of 5% or more of First Busey's Common Stock, their immediate families and their affiliated companies. These transactions have been and will be on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated persons. These transactions have not involved and will not involve more than the normal risk of collectibility or any other unfavorable features. At December 3l, 1997, these persons and companies were indebted to Busey Bank for loans totaling approximately $4,875,000 representing 6.07% of total stockholders' equity. In addition to these loans, Busey Bank makes loans to officers of First
Busey's  subsidiaries  who  are  not  executive  officers  of    First  Busey.

     Mr. Knox, a director of the Company, is a lawyer with Tummelson, Bryan and Knox, Urbana, Illinois and provided legal and certain consulting services to the Company during fiscal 1997. Mr. Knox received an annual director's fee of $12,000 in lieu of any other fees payable to non-employee directors of the Company and its subsidiaries. The dollar amount of the fees paid to Tummelson, Bryan and Knox by the Company during the 1997 fiscal year was $81,426.



                        RATIFICATION OF AUDITORS PROPOSAL

                                 (PROPOSAL TWO)

     For the year 1997, the Board of Directors of the Company retained McGladrey & Pullen, LLP as independent auditors for the Company. The Board of Directors has appointed McGladrey & Pullen, LLP as independent auditors for the fiscal year ending December 31, 1998. A representative of McGladrey & Pullen, LLP will be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF
                               AUDITORS PROPOSAL.


                                 OTHER BUSINESS


     So far as is presently known, there is no business to be transacted at the Annual Meeting other than that referred to in the Notice of Annual Meeting Stockholders and it is not anticipated that other matters will be brought before the Annual Meeting. If, however, other matters should properly be brought before the Annual Meeting, it is intended that the proxy holders may vote or act in accordance with the Company's Board of Directors' recommendation on such matters.

                              STOCKHOLDER PROPOSALS

     Stockholders desiring to submit proposals to be voted upon by stockholders at the 1999 Annual Meeting must submit their proposals to the Executive Vice President and Corporate Secretary of the Company no later than November 28, 1998.


                         By  order  of  the  Board  of  Directors,



                         Barbara  J.  Kuhl
                         Executive  Vice  President,
                         Corporate  Secretary  and  Treasurer

March 23, 1998